Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerald F. Sullivan certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.

The Annual Report on Form 10-Q of Sibling Entertainment Group Holdings, Inc., (the “ Company ”) for the period ended June 30, 2012 (the “ Report ”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 27, 2012

By: /s/ Gerald F. Sullivan

Name: Gerald F. Sullivan

Title: Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer

(Principal Executive Officer and Principal Accounting Officer)